UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2010 (March 12, 2010)
SENSIVIDA MEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

New Jersey	000-07405	22-1937826
(State or other jurisdiction	(Commission	(IRS Employer Identification No.)
of incorporation)	File Number)

77 Ridgeland Road Henrietta, New York		14623
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 413-9080

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

On March 12, 2010, the Registrant (SensiVida Medical Technologies, Inc.) sent a letter to shareholders following its delisting from the OTCBB earlier this month and stating its intention to be current in its filings under Section 13 of the Securities Exchange Act of 1934, as amended, and to seek a listing on the OTCBB as soon as it is eligible to do so.

Item 9.01         Exhibits and Financial Statements.

(d)	Exhibits

99.1 Letter to Shareholders dated March 12, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 17, 2010	SensiVida Medical Technologies, Inc.

	By:	/s/ Jose Mir
Jose Mir
President and Chief Executive Officer